UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 1, 2012 (January 31, 2012)

CHROMADEX CORP.
 (Exact name of registrant as specified in its charter)

Delaware	000-53290	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Copies to:
Harvey Kesner, Esq.
Henry Nisser, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. For example we are using forward looking statement when we discuss the our offerings. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, we disclaim any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01                                ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Registered Direct

On January 31, 2012, ChromaDex Corporation (the “Company”) entered into a placement agency agreement (the “Placement Agreement”) with Aegis Capital Corp. as the placement agent (the “Placement Agent”), relating to the public offering and issuance (the “Registered Offering”) of shares of common stock, par value $0.001 per share (“Common Stock”). The public offering price for each share of Common Stock is $0.75.  The Company has entered into a securities purchase agreement (the “Registered Direct Agreement”) with investors for the purchase by them of an aggregate of 9,533,333 shares of Common Stock for aggregate gross proceeds of $7,150,000.  In connection with the Registered Offering, the Company expects to pay $500,500 and to issue warrants to purchase 300,000 shares of Common Stock to the Placement Agent.

The net proceeds to the Company from the sale of the shares of Common Stock is expected to be approximately $6.4 million, after deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company. The Placement Agreement is filed as an exhibit to this report, and the description of the terms of the Placement Agreement in this report is qualified in its entirety by reference to such exhibit. The offering is expected to close on or about February 6, 2012, subject to customary closing conditions.

The Placement Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Placement Agent, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Placement Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Placement Agreement.

Pursuant to the Placement Agreement, subject to certain exceptions, the Company, its directors and officers and certain significant stockholders have agreed not to sell or otherwise dispose of any of the Company’s Common Stock held by them until April 30, 2012 without first obtaining the written consent of the Placement Agent.  The foregoing description of the Placement Agreement and Registered Direct Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the forms of Placement Agreement and Registered Direct Agreement, which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, hereto and are incorporated herein by reference.

The shares of Common Stock are being offered and sold pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration Statement No. 333- 176636) filed with the SEC on September 1, 2011 and declared effective by the SEC on October 19, 2011, and a final prospectus supplement filed with the SEC in connection with the Company’s takedown relating to the offering.  A copy of the opinion of Sichenzia Ross Friedman Ference LLP relating to the legality of the issuance and sale of the shares of Common Stock in the offering is attached as Exhibit 5.1 hereto.

Private Placement

On January 31, 2012, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors, including several members of the Company’s management, for the sale of 4,933,333 shares of Common Stock in a private placement (the “Private Placement”). The gross proceeds to the Company from the sale of the Common Stock will be $3,700,000.  The purchase price to be paid by the investors will be $0.75 per share.   In connection with the Private Placement, the Company expects to pay $259,000 to Aegis Capital Corp.  The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the form of Purchase Agreement, which is filed as Exhibit 4.2, hereto and is incorporated herein by reference.

In connection with the offer and sale of securities to the investors pursuant to the Purchase Agreement, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

ITEM 7                      REGULATION FD DISCLOSURE

On February 1, 2012, the Company issued a press release announcing that it had priced the Registered Offering and initiated the Private Placement.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits.

Exhibit No.	Description
4.1	Form of Registered Direct Agreement
4.2	Form of Purchase Agreement
5.1	Opinion of Sichenzia Ross Friedman Ference LLP
10.1	Form of Placement Agreement
23.1	Consent of Sichenzia Ross Friedman Ference LLP (included in Opinion of Sichenzia Ross Friedman Ference LLP filed as Exhibit 5.1)
99.1	Press Release

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 1, 2012

CHROMADEX CORP. By: /s/ Thomas Varvaro Name: Thomas Varvaro Title: Chief Financial Officer